UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
______________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 31, 2025
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The Andersons, Inc.
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(Exact name of registrant as specified in its charter)

Ohio	000-20557	34-1562374
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1947 Briarfield Boulevard
Maumee, Ohio 43537
(Address of principal executive offices) (Zip Code)

(419) 893-5050
(Registrant’s telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[☐] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[☐] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[☐] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[☐] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common stock, $0.00 par value, $0.01 stated value	ANDE	The NASDAQ Stock Market LLC
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Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
[☐] Emerging growth company
[☐] If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 1.01 Entry into a Material Definitive Agreement

On July 31, 2025, The Andersons, Inc. (the "Company") entered into a unit purchase agreement (the "Purchase Agreement") with MPC Investment LLC ("Marathon") to acquire the remaining 49.9% ownership interest in The Andersons Marathon Holdings LLC ("TAMH") for $425.0 million, inclusive of $40.0 million of working capital. The transaction closed on July 31, 2025, funded with cash on hand and debt from existing credit facilities.

TAMH is comprised of four ethanol plants located in Iowa, Indiana, Michigan, and Ohio. These plants have a combined production capacity of 500 million gallons. Prior to the Purchase Agreement, the Company owned 50.1% of TAMH and operated these facilities under a management contract, providing corn origination, ethanol marketing, and risk management services. TAMH was previously considered a variable interest entity in which the Company was the primary beneficiary and the results from TAMH were consolidated in the Company's financial statements.

The foregoing description of the Purchase Agreement is not complete and is qualified in its entirety by reference to the Purchase Agreement, a copy of which is attached to this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information contained in Item 1.01 is incorporated by reference herein.

Item 2.02 Results of Operations and Financial Condition

The Company issued a press release announcing its second quarter 2025 earnings which is included as exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description

10.1	Unit Purchase Agreement

99.1	Press Release Dated August 4, 2025

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Andersons, Inc.

August 4, 2025	By:	/s/ Brian A. Valentine

Brian A. Valentine
Executive Vice President and Chief Financial Officer